Exhibit 10.15(l)


                                                                  EXECUTION COPY


                                AMENDMENT No. 11


     AMENDMENT AGREEMENT No. 11 (this "Amendment") dated as of January 31, 2002 among FINLAY ENTERPRISES, INC., a Delaware corporation (the "Parent"), FINLAY FINE JEWELRY CORPORATION, a Delaware corporation (the "Company"), the lenders named herein and signatory hereto (the "Lenders") and GENERAL ELECTRIC CAPITAL CORPORATION, as agent (the "Agent"), for the Lenders.

                              W I T N E S S E T H:

     WHEREAS, the Parent, the Company, the Lenders and the Agent are parties to an Amended and Restated Credit Agreement dated as of September 11, 1997 (as heretofore and hereafter amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement"); and

     WHEREAS, subject to the terms and conditions contained herein the parties hereto desire to amend certain provisions of the Credit Agreement;

     NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

     1. Defined Terms. Unless otherwise specifically defined herein, all capitalized terms used herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

     2. Amendment to Credit Agreement. As of the Effective Date (as defined herein), the table set forth in Section 8.17(c) of the Credit Agreement is hereby amended by (i) deleting the last row thereof containing the entries "January 31, 2002 and each Fiscal Quarter thereafter" and "87,000,000" and (ii) appending the following rows thereto:

     "January 31, 2002                           $71,000,000
     April 30, 2002                              $70,000,000
     July 31, 2002                               $70,000,000
     October 31, 2002                            $70,000,000
     January 31, 2003 and each Fiscal            $72,000,000"
        Quarter thereafter

     3. Representations and Warranties. Each of the Parent and the Company represents and warrants as follows (which representations and warranties shall survive the execution and delivery of this Amendment):

     (a) Each of the Parent and the Company has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

     (b) This Amendment has been duly executed and delivered by the Parent and the Company and the acknowledgement attached hereto has been duly executed and delivered by each Subsidiary. This Amendment and the Credit Agreement as amended hereby constitute the legal, valid and binding obligation of the Parent and the Company, enforceable against them in accordance with their respective terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general equity principles.

     (c) No consent or approval of any person, firm, corporation or entity, and no consent, license, approval or authorization of any governmental authority is or will be required in connection with the execution, delivery, performance, validity or enforcement of this Amendment other than any such consent, approval, license or authorization which has been obtained and remains in full force and effect or where the failure to obtain such consent, approval, license or authorization would not result in a Material Adverse Effect.

     (d) After giving effect to this Amendment, each of the Company and the Parent is in compliance with all of the various covenants and agreements set forth in the Credit Agreement and each of the other Loan Documents.

     (e) After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

     (f) All representations and warranties contained in the Credit Agreement and each of the other Loan Documents are true and correct in all material respects as of the date hereof, except to the extent that any representation or warranty relates to a specified date, in which case such are true and correct in all material respects as of the specific date to which such representations and warranties relate.

     4. Effective Date. The amendment to the Credit Agreement contained herein shall become effective as of January 31, 2002 only at such time as (i) this Amendment has been duly executed and delivered by the Company, the Parent and the Majority Lenders and (ii) the acknowledgement attached hereto has been executed and delivered by each of the Subsidiaries. Upon the satisfaction of the conditions contained in the foregoing clauses (i) and (ii), January 31, 2002 shall be the "Effective Date".

     5. Expenses. The Company agrees to pay on demand all costs and expenses, including reasonable attorneys' fees, of the Agent incurred in connection with this Amendment.

     6. Continued Effectiveness. The term "Agreement", "hereof", "herein" and similar terms as used in the Credit Agreement, and references in the other Loan Documents to the Credit Agreement, shall mean and refer to, from and after the Effective Date, the Credit Agreement as amended by this Amendment. Each of the Company and the Parent hereby agrees that all of the covenants and agreements contained in the Credit Agreement and the Loan Documents are hereby ratified and confirmed in all respects.

     7. Counterparts. This Amendment may be executed in counterparts, each of which shall be an original, and all of which, taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

     8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflict of laws provisions thereof.

                                      * * *

     IN WITNESS WHEREOF the parties hereto have caused this Amendment No. 11 to be duly executed by their respective officers as of the date first written above.

                                    FINLAY ENTERPRISES, INC.


                                    By: /s/ Bruce Zurlnick
                                        -------------------------------------
                                        Name:  Bruce Zurlnick
                                        Title: Senior Vice President, Treasurer
                                                 and Chief Financial Officer


                                    FINLAY FINE JEWELRY CORPORATION


                                    By: /s/ Bruce Zurlnick
                                        -------------------------------------
                                        Name:  Bruce Zurlnick
                                        Title: Senior Vice President, Treasurer
                                                 and Chief Financial Officer


                                    GENERAL ELECTRIC CAPITAL CORPORATION,
                                        Individually and as Agent


                                    By: /s/ Charles Chiodo
                                        -------------------------------------
                                        Name: Charles Chiodo
                                        Title:  Duly Authorized Signatory


                                    FLEET PRECIOUS METALS INC.


                                    By: /s/ Peter J. DiFilippo
                                        -------------------------------------
                                        Name:  Peter J. DiFilippo
                                        Title: Vice President


                                    By: /s/ Louis P. Massa
                                        -------------------------------------
                                        Name:  Louis P. Massa
                                        Title: Vice President


                                    J.P. MORGAN CHASE BANK


                                    By: /s/ Irene Spector
                                        -------------------------------------
                                        Name:  Irene Spector
                                        Title: Vice President


                              Signature Page 1 of 3
                               to Amendment No. 11

                                    GOLDMAN SACHS CREDIT PARTNERS L.P.


                                    By: /s/ Elizabeth Fischer
                                        -------------------------------------
                                        Name:  Elizabeth Fischer
                                        Title: Authorized Signatory


                                    ABN AMRO BANK N.V.


                                    By:
                                        -------------------------------------
                                        Name:
                                        Title:


                                    By:
                                        -------------------------------------
                                        Name:
                                        Title:


                                    BANK LEUMI


                                    By: /s/ David Selove
                                        -------------------------------------
                                        Name:  Davis Selove
                                        Title: Vice President


                                    By: /s/ Risa Gosset
                                        -------------------------------------
                                        Name:  Risa Gosset
                                        Title: Assistant Vice President


                                    TRANSAMERICA BUSINESS CREDIT CORPORATION


                                    By:
                                        -------------------------------------
                                        Name:
                                        Title:


                              Signature Page 2 of 3
                               to Amendment No. 11

Each of the Guarantors, by signing below, confirms in favor of the Agent and the Lenders that it consents to the terms and conditions of the foregoing Amendment No.
11 to the Amended and Restated Credit
Agreement and agrees that it has no
defense, offset, claim, counterclaim or
recoupment with respect to any of its
obligations or liabilities under its
respective Guaranty and that all terms of such Guaranty shall continue in full force and effect, subject to the terms thereof.



FINLAY JEWELRY, INC.


By: /s/ Bruce Zurlnick
   ---------------------------------------
   Name:  Bruce Zurlnick
   Title: Senior Vice President, Treasurer
            and Chief Financial Officer


SONAB HOLDINGS, INC.


By: /s/ Bruce Zurlnick
   ---------------------------------------
   Name:  Bruce Zurlnick
   Title: Senior Vice President, Treasurer
            and Chief Financial Officer


SONAB INTERNATIONAL, INC.


By: /s/ Bruce Zurlnick
   ---------------------------------------
   Name:  Bruce Zurlnick
   Title: Senior Vice President, Treasurer
            and Chief Financial Officer


SOCIETE NOUVELLE D'ACHAT DE BIJOUTERIE - S.O.N.A.B.


By: /s/ Bruce Zurlnick
   ---------------------------------------
   Name:  Bruce Zurlnick
   Title: Authorized Signatory


FINLAY MERCHANDISING & BUYING, INC.


By: /s/ Bruce Zurlnick
   ---------------------------------------
   Name:  Bruce Zurlnick
   Title: Senior Vice President, Treasurer
            and Chief Financial Officer


                              Signature Page 3 of 3
                               to Amendment No. 11